EXHIBIT 99.1

Dot VN, Inc. Announces Success of Recent EMS Mobile Data Center Product Launch
at Major Conference Co-Sponsored with VNNIC in Hanoi, Vietnam

SAN DIEGO – Jan. 6, 2010 – Dot VN, Inc. (www.DotVN.com) (OTCBB: DTVI) announced today, in conjunction with Elliptical Mobile Solutions, LLC (EMS) of Chandler, Ariz. and Vietnam Internet Network Information Centre (VNNIC), the success of a conference held recently to officially launch the EMS product line of mobile data centers. The conference served as an introduction of the Tier III and in some cases Tier IV mobile data centers, which are now available for sale exclusively through Dot VN for the first time to customers in business, government, education, healthcare, banking and other industries throughout Vietnam and non-exclusively throughout Asia. The conference was held at the VNNIC building in Hanoi, Vietnam, and was co-sponsored by Dot VN, EMS and VNNIC.

Over 100 government officials, representatives from financial institutions, Internet and technology companies, business owners and decision makers attended the conference, which gave all attendees the opportunity to view the full line of EMS products in VNNIC’s headquarters. Presenters at the conference included VNNIC Director General Nguyen Le Thuy; Dot VN President, CTO, CFO and Director Lee Johnson; EMS CEO Bill Stockwell; Dr. Mai Liem Truc, Former Deputy Minister of Vietnam’s Ministry of Posts and Telematics and Member of Dot VN Strategic Advisory Board; and Ministry of Information and Communication (MIC) Deputy Minister Le Nam Thang.

In his closing remarks at the conference regarding the impact of the EMS technology on data center construction, Deputy Minister Le Nam Thang stated, “This can be seen as a breakthrough in constructing technology centers to store data in Vietnam, which is an area that the MIC is very concerned about managing. With technology such as EMS’, we can see that this is a good and effective solution to the challenges that Vietnam is experiencing. In regards to technology and equipment related to building data centers for Internet Service Providers (ISP), the EMS solution allows quick, efficient and flexible deployment.”

Dot VN expects to see significant revenue growth in 2010 with the introduction of the EMS mobile data center solutions, as Vietnamese businesses across all industries seek to update their current IT systems without spending valuable resources on building traditional Internet data centers.

“The EMS equipment we introduced to potential clients in numerous industries was very well received,” said Dot VN CEO Thomas Johnson. “We are extremely excited to earn an endorsement from the Vietnamese government to help increase technological capabilities in all sectors. EMS mobile data centers offer a cost-effective, competitive solution that is quick to implement and simple to maintain. In addition to these benefits, EMS products are scalable and portable, ensuring that businesses and organizations can smartly ramp up their IT efforts without over-investing or needing to allocate funds to real estate development and maintenance, a major investment that is required with traditional data centers.”

Conference presenters showcased EMS data center storage solutions, demonstrating their capabilities and highlighting estimated cost savings of 50 percent invested and 60 percent operating costs annually—a benefit of implementation that garnered further interest from attendees.

“Our conference in Hanoi went very well. We anticipate significant revenue coming in over the next several months and years,” said Dot VN President, CTO, CFO and Director Lee Johnson. “The government endorsement we have received has helped us to further attract potential business. We have already received interest in placing an order from a Vietnamese top-tier Internet services company.”

This conference marked the first visit of EMS CEO Bill Stockwell to Hanoi, where he was able to directly connect to interested parties and answer questions about mobile data center technology.

“We were pleased to be so well-received by Vietnam’s government and industry leaders. The government’s endorsement of our products further demonstrates its commitment to advancing technology and innovation within its rapidly growing economy,” said EMS CEO Bill Stockwell. “Dot VN’s commitment to selling our products in Vietnam will allow companies there the opportunity to greatly reduce the costs required to build and operate data centers and instead, allow these resources to be directed toward creating new business and job opportunities.”

EMS product offerings integrate Tier III, and in some cases Tier IV, standard redundant infrastructure into a cost effective and energy efficient secure rack. The mobile data centers individually sell between U.S. $35,000 and $140,000 and reduce power consumption by up to 50 percent, floor space by up to 75 percent and significantly reduces the capital expenditures associated with building an Internet data center. The EMS product line makes scalable “pay as you go” infrastructure possible which makes initial construction and subsequent growth cost effective, manageable and quick.

In order to deploy, support and maintain EMS stationary and mobile Internet data center units, Dot VN has secured strategic partnerships with SaoBacDau Technologies Group (SBD) (www.SaoBacDau.vn/sbd/web/en/news/overview/view/89), a highly recognized leader in the Vietnamese IT industry and a Top 5 systems integrator, and Kasati Telecom (www.Kasati.com.vn/en), a leading telecom infrastructure deployment company.

To view photos from the conference, visit http://www.dotvn.com/MDC_Conference_Jan28-2010.html. For more information on EMS mobile data center solutions available through Dot VN, visit http://www.dotvn.com/dotVN-Solutions-MobileDataCenters.html.

About the Company:

Dot VN, Inc. (www.DotVN.com) provides innovative Internet and Telecommunication services for Vietnam.  The Company was awarded an “exclusive long term contract” by the Vietnamese government to register “.vn” (Vietnam) domains and commercialize Parking Page Marketing/Online Advertising worldwide via the Internet.  Also, Dot VN has exclusive rights to distribute and commercialize Internet Data Center solutions and Gigabit Ethernet Wireless applications to Vietnam and Southeast Asia region.

About our Technology Partners:

Elliptical Mobile Solutions, LLC (www.EllipticalMedia.com) (EMS) is a research and development focused company that identifies deficiencies in the current state of technology and then offers realistic and commercially viable solutions to remedy those deficiencies.  Engineering models are designed, built and tested within EMS facilities so that new concepts and system designs may be proven and perfected.  EMS then forms partnerships and alliances with key individuals/business entities to convert the proven designs from engineering models into commercial offerings.

Vietnam Internet Network Information Center (“VNNIC”), (www.vnnic.net.vn) is an agency of the Ministry of Information and Communication (“MIC”) of Vietnam.  VNNIC was founded on 28th April 2000, and carries out the functions of managing, allocating, supervising and promoting the use of Internet domain names, addresses, autonomous system numbers in Vietnam, providing Internet-related guidance, statistics on Internet usage, and representing Vietnam at Internet related events.

Forward-Looking Statements:

Statements in this press release may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Dot VN or its management, identify forward-looking statements.  These statements are based on current expectations, estimates and projections about Dot VN’s business based, in part, on assumptions made by management.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Dot VN’s filings with the Securities and Exchange Commission.  Factors that could materially affect these forward-looking statements and/or predictions include, among other things: (i) our limited operating history; (ii) our ability to pay down existing debt; (iii) unforeseen costs and expenses; (iv) potential litigation with our shareholders, creditors and/or former or current investors; (v) Dot VN’s ability to comply with federal, state and local government regulations in the US and foreign countries; (vi) Dot VN’s ability to maintain current agreements with the government of Vietnam and enter into additional agreements with the government of Vietnam; and (vii) other factors over which we have little or no control.  In addition, such statements could be affected by risks and uncertainties related to product demand, market and customer acceptance, competition, pricing and development difficulties, as well as general industry and market conditions and growth rates and general economic conditions.  Any forward-looking statements speak only as of the date on which they are made, and Dot VN does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.  Information on Dot VN’s website does not constitute a part of this release.

For more information, contact:

    Thomas M. Johnson, Chairman and CEO
    Dot VN, Inc.
    Phone: 858-571-2007 x14
    Email: Inquiries@DotVN.com
    Website: www.DotVN.com
    Register your “.vn” domains at:  www.VN

    Media Contact:
    North Shore Public Relations, Inc.
    Renae Placinski, 847-945-4505
    Email:  Renae@NorthShorePR.com
    Website: www.NorthShorePR.com

    Investor Relations Contact:
    Vista Partners
    Ross Silver, 415-738-6229
    Email:  Ross.Silver@VistaP.com
    Website: www.VistaP.com